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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        Date of report: February 21, 2002


                            CORINTHIAN COLLEGES, INC.
               (Exact Name of Registrant as Specified in Charter)

Delaware                                  0-25283                 33-0717312
(State or other jurisdiction of    Commission file number     (I.R.S. Employer
Incorporation or organization)                               Identification No.)

6 Hutton Centre Drive, Suite 400, Santa Ana, California             92707
(Address of principal executive offices)                         (Zip Code)



                                 (714) 427-3000
              (Registrant's telephone number, including area code)



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Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Corinthian Colleges, Inc. (the "Company") hereby reports that it has retained the firm of Ernst & Young LLP ("E&Y") to serve as its independent auditors for the fiscal year ending June 30, 2002, and has dismissed Arthur Andersen LLP ("Andersen") as the Company's independent auditors. Both actions are effective as of February 18, 2002.

In a meeting held on January 28, 2002, the Audit Committee of the Company's Board of Directors recommended that the Company's Board of Directors (the "Board") dismiss Andersen and engage E&Y as the Company's independent auditors for the fiscal year ended June 30, 2002. Accordingly, in a meeting held on January 29, 2002, the Board approved the dismissal of Andersen and the retention of E&Y, and instructed the Company's management to effect such actions as soon as reasonably practicable after the filing of the Company's Report on Form 10-Q for the period ended December 31, 2001. Such Report on Form 10-Q was filed on February 14, 2002 and Andersen was dismissed on February 18, 2002.

The reports of Andersen on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended June 30, 2001, and in the subsequent interim periods, there were no disagreements with Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Andersen would have caused Andersen to make reference to the matter in their report. During the Company's two most recent fiscal years and through the date of this report, the Company has had no reportable events as defined in Item 304 (a)(1)(v) of Regulation S-K. The Company has requested Andersen to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statement. A copy of Andersen's letter, dated February 21, is filed as Exhibit 16.1 to this Form 8-K.

During the Company's two most recent fiscal years and up to the date the Company retained E&Y on February 18, 2002, the Company has not consulted with E&Y on items which (1) related to the application of accounting principles to a specified transaction (proposed or completed) by the Company, or the type of audit opinion that might be rendered on the Company's financial statements, and resulted in a written report or oral advice being provided by E&Y to the Company that E&Y has concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) concerned the subject matter of a disagreement or reportable event with Andersen (as described in Item 304(a)(2) of Regulation S-K).

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits:

         Exhibit 16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     CORINTHIAN COLLEGES, INC.


February 21, 2002                    /s/ Dennis N. Beal
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                                     Dennis N. Beal
                                     Executive Vice President and
                                     Chief Financial Officer




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